Exhibit 10.3

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Second Amendment”), dated as of February 6, 2014 among HD Supply, Inc. (the “Borrower”), the Guarantors, Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the Lenders party hereto (the “Lenders”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Second Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to a Credit Agreement, dated as of April 12, 2012, as amended by Amendment No. 1, dated as of February 15, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, Section 10.1 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE - Amendments.  Subject to the satisfaction of the conditions set forth in Section Two hereof:

(1)                                 The following defined terms shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment”: the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Second Amendment Arrangers”: Bank of America, N.A., Goldman Sachs Lending Partners LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC, J.P. Morgan Securities LLC and Barclays Bank, PLC.

“Second Amendment Effective Date”:  February 6, 2014.

(2) The definition of ABR in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to “2.25%” with “2.00%”.

(3)                                 The definition of Applicable Margin in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read:

“Applicable Margin”:  (a) from the Closing Date to, but excluding the First Amendment Effective Date, (i) with respect to ABR Loans, 5.00% per annum and (ii) with respect to Eurocurrency Loans, 6.00% per annum, (b) from and including the First Amendment Effective

Date to, but excluding the Second Amendment Effective Date, (i) with respect to ABR Loans, 2.25% per annum and (ii) with respect to Eurocurrency Loans, 3.25% per annum and (c) from and including the Second Amendment Effective Date, (i) with respect to ABR Loans, 2.00% per annum and (ii) with respect to Eurocurrency Loans, 3.00% per annum.

(4) The definition of Eurocurrency Rate in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to “1.25%” with “1.00%”.

(5) Following notice by the Borrower to the Administrative Agent that such amendments (if any) to applicable Mortgages as the Borrower may deem appropriate have been effected, the definition of Maturity Date in Section 1.1 of the Credit Agreement is hereby amended by replacing each reference of “October 12, 2017” with “June 28, 2018”.

(6) Section 3.4(a) of the Credit Agreement is hereby amended by adding the following sentences at the end thereof “Notwithstanding anything in this subsection 3.4(a) to the contrary, if on or prior to the date that is six months after the Second Amendment Effective Date the Borrower makes an optional prepayment of the Term Loans pursuant to a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.0% of the aggregate principal amount of Term Loans being prepaid.  If, on or prior to the date that is six months after the Second Amendment Effective Date, the Borrower effects an amendment of this Agreement that results in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, a fee equal to 1.0% of the aggregate principal amount of Term Loans of such Lender outstanding immediately prior to the date of effectiveness of such Amendment.”

(7) The follow sentence shall be added to the end of Section 3.4(c):

Notwithstanding anything to the contrary in the previous sentence or in any other provision of this Agreement (including subsection 7.4(b)) or of any other Loan Document, upon prior written notice to the Administrative Agent as provided in subsection 3.4(e) below, the Borrower may elect to withhold up to $150 million (in the aggregate) from prepayments otherwise required by the previous sentence and subsection 7.4(b) and to apply such amount instead to the repurchase, repayment or other acquisition or retirement of any Indebtedness (including by way of tender offer, voluntary redemption, and open market purchases), and such amount so applied shall, for purposes of subsection 7.5(b)(ii)(v), be deemed to be a declined amount as contemplated by subsection 3.4(e).

SECTION TWO - Conditions to Effectiveness.  This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(1)                                 the Administrative Agent shall have received counterparts to this Second Amendment duly executed by the Borrower, the Guarantors, and the requisite Lenders under the Credit Agreement;

(2)                                 the Borrower shall have paid, or cause to be paid (i) to the Second Amendment Arrangers all fees and expenses due pursuant to any engagement letter by and between the Second Amendment Arrangers and the Borrower, (ii) to the Administrative Agent, for the ratable account of each Lender consenting to this Second Amendment, a fee in an amount equal to 0.125% of the principal amount of the Term Loans of each such consenting Lender outstanding on the Second Amendment Effective Date immediately prior to the Second Amendment becoming effective and (iii) any accrued and unpaid interest on the Loans to but not including the Second Amendment Effective Date;

(3)                                 the Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors of the Borrower and each Guarantor approving and authorizing the execution, delivery and performance of this Second Amendment, and the performance of the Credit Agreement as amended by this Second Amendment, certified as of the Second Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrower and each Guarantor as being in full force and effect without modification or amendment and (B) good standing certificate (or the equivalent thereof) for each Loan Party from its jurisdiction of formation;

(4)                                 the Administrative Agent shall have received a favorable written opinion of Debevoise & Plimpton LLP, counsel to the Borrower and each Guarantor, addressed to the Administrative Agent, Collateral Agent and each Lender signatory hereto, dated the Second Amendment Effective Date; and

(5)                                 the Administrative Agent shall have received a “Life-of-Loan” flood hazard determination notice for each real property encumbered by a Mortgage and if such real property is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party and (y) certificates of insurance evidencing the insurance required by the Credit Agreement in form and substance satisfactory to the Administrative Agent.

SECTION THREE - Representations and Warranties; No Default.  In order to induce the Lenders to consent to this Second Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that on and as of the date hereof after giving effect to this Second Amendment, (i) no Default or Event of Default exists as of the Second Amendment Effective Date; (ii) all representations and warranties set forth in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and (iii) the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity (whether considered in a proceeding in equity or at law).

SECTION FOUR - Reference to and Effect on the Credit Agreement and the other Loan Documents.  On and after the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.  The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.  The Borrower hereby confirms that each Loan Document and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all “Obligations” (in each case as such terms are defined in the applicable Loan Document). The Borrower hereby covenants to take, and to cause each other Loan Party to take, any action reasonably requested by the Collateral Agent in accordance with Section 6.9(d) of the Credit Agreement to continue the validity, perfection and priority of the Liens created pursuant to the Security Documents. The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.

SECTION FIVE — Reaffirmation

(a)         Each Loan Party hereby expressly acknowledges the terms of this Second Amendment and affirms or reaffirms, as applicable, as of the date hereof the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Second Amendment and the transactions contemplated hereby.

(b)         Each Loan Party, by its signature below, hereby affirms and confirms (1) its obligations under each of the Loan Documents to which it is a party, and (2) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents.

SECTION SIX - Execution in Counterparts.  This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of this Second Amendment by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

SECTION SEVEN - Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

HD Supply, Inc.

By:	/s/ Ricardo Nunez
Name:	Ricardo Nunez
Title:	Senior Vice President and Secretary

BRAFASCO HOLDINGS II, INC.
BRAFASCO HOLDINGS, INC.
CREATIVE TOUCH INTERIORS, INC.
HD SUPPLY CONSTRUCTION SUPPLY
GROUP, INC.
HD SUPPLY FACILITIES
MAINTENANCE GROUP, INC.
HD SUPPLY GP & MANAGEMENT, INC.
HD SUPPLY MANAGEMENT, INC.
HD SUPPLY POWER SOLUTIONS
GROUP, INC.
HD SUPPLY WATERWORKS GROUP,
INC.
HDS POWER SOLUTIONS, INC.
HSI IP, INC.
WHITE CAP CONSTRUCTION SUPPLY,
INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Signature Page to Amendment No. 2]

HD SUPPLY HOLDINGS, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY CONSTRUCTION SUPPLY, LTD.
By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY POWER SOLUTIONS, LTD
By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Signature Page to Amendment No. 2]

HD SUPPLY FACILITIES MAINTENANCE, LTD.
By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY WATERWORKS, LTD.
By:	HD Supply GP & Management, Inc.,
its general partner

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Signature Page to Amendment No. 2]

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Signature Page to Amendment No. 2]

HD SUPPLY SUPPORT SERVICES, INC.

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

PROVALUE, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY FM SERVICES, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Signature Page to Amendment No. 2]

HD SUPPLY DISTRIBUTION SERVICES, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

HD SUPPLY REPAIR & REMODEL, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

LBM HOLDINGS, LLC

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Darleen R Parmelee
Name:	Darleen R Parmelee
Title:	Vice President